UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Scientific-Atlanta, Inc.

(Name of Registrant as Specified In Its Charter)

Cisco Systems, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Filed by Cisco Systems, Inc.

Pursuant to Rule 14a-12 of the

Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 001-05517

The following is a slide presentation posted and accessible to Scientific-Atlanta employees on Cisco’s Acquisition Central site in connection with the proposed merger between Cisco Systems, Inc. and Scientific-Atlanta, Inc.

1 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential Cisco Systems, Inc. Conference Call November 18, 2005

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Forward-Looking Statements
FORWARD-LOOKING STATEMENTS
Forward-Looking Statements
This press release contains forward-looking statements which are subject to safe harbors created under the U.S. federal securities laws. These statements include, among others, statements regarding the expected financial performance of Cisco
(including earnings projections) following completion of the acquisition, Cisco’s ability to achieve the expected synergies and other strategic benefits as a result of the acquisition, the strengthening of Cisco’s leadership position across the entire networked digital home as a result of the acquisition, and the timeframe during which the acquisition is expected to close.
Statements regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to, among other things, obtaining Scientific-Atlanta’s shareholder and regulatory approval of the acquisition, the potential impact on the business of Scientific-Atlanta due to uncertainty about the acquisition, the retention of employees of
Scientific-Atlanta and the ability of Cisco to successfully integrate Scientific-Atlanta’s market opportunities, technology, personnel and operations and to achieve planned synergies. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors"
section of Cisco's most recent Form 10-K filed with the SEC on September 19, 2005 and of Cisco’s subsequently filed Forms
10-Q. The parties undertake no obligation to revise or update any forward-looking statements for any reason.
Additional Information and Where to Find It
Scientific-Atlanta has agreed to file a proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and
Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s
Investor Relations page on its corporate website at www.scientific-atlanta.com.
In addition, Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from
Scientific-Atlanta’s shareholders with respect to the acquisition. A description of any interests that Scientific-Atlanta’s officers and directors have in the acquisition will be available in the proxy statement. In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its
2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Agenda
•
Cisco’s Overall Strategy for the Service Provider
and Consumer Market Segments
•
How Scientific-Atlanta Enhances Overall Strategy
•
Scientific-Atlanta’s View on the Marketplace
•
Q&A

4
© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco… Now the Quad Play Leader
Data / Voice / Mobility / Video
•
Video is emerging as the key strategic application
in the service provider quadruple play bundle
• Scientific-Atlanta’s scale, experience builds on Cisco’s
commitment / leadership in the service provider market
•
Combined team offers unmatched experience
in delivering large-scale video systems and networks
• Linksys and Scientific-Atlanta combination extends Cisco’s leadership position across the networked digital home
• Cisco international presence and IP leadership creates
strategic synergies that accelerate combined
growth opportunity

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Scientific-Atlanta…
Completes the “Quad Play” Offering
Voice
Voice
VoIP Becoming
Mainstream
VoIP Becoming
Mainstream
Win Video, Win
the Consumer
Win Video, Win
the Consumer
Video
Video
Broadband
Buildout
Ramping
Broadband
Buildout
Ramping
Data
Data
IP Mobility

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco Welcomes a World-Class Team
Subscriber Systems
End-to-End Subscriber Systems,
DVR & Non-DVR Set tops,
HD & standard definition Set tops,
System & Client Software,
Cable HSD/Voice Modems,
Home Networks
Transmission Networks
HFC Networks,
Satellite Systems, Head-ends,
Network Management,
Digital Transport
SciCARE
Systems Integration,
24/7 Customer Support, Consulting,
Remote Maintenance & Network Management, Training
Installation and Program Management

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Catching the Video Market Transition
HIGH DEFINITION
HIGH DEFINITION
DIGITAL CABLE
DIGITAL CABLE IPTV
IPTV DVR
DVR
INTERACTIVE TV
INTERACTIVE TV
Video Network
Convergence
Video Network
Convergence
Advanced
Video
Quality
Advanced
Video
Quality
Personalized
Video
Experience
Personalized
Video
Experience
VIDEO TO OTHER DEVICES
VIDEO TO OTHER DEVICES

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
•
Cable operators are entering network and set top box upgrade cycle to deliver advanced video services
•
Telco’s have begun building entirely new infrastructures for video entertainment delivery
2004 2009
Telco IPTV
Cable Video
SP Video—The Next Investment Wave
$9.9B
$3.6B
CAGR = 22%
Source: Infonetics, Cisco

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco Delivers the Complete Digital Home
Home Networking, Media Sharing
Throughout the Home
Home Networking, Media Sharing
Throughout the Home
Networked Entertainment
Networked Entertainment
Digital, DVR, High Definition
Digital, DVR, High Definition
Voice & Video
Voice & Video
End User
Audio, Video, Interactive Content
Audio, Video, Interactive Content
Content
Content
ADSL2+, FTTx,
DOCSIS 3.0, WiFi
ADSL2+, FTTx,
DOCSIS 3.0, WiFi
Broadband
Broadband

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Global Technology and Customer Synergy
U.S.A. International
Sell
complementary
product lines
Migrate to
IP video
Migrate to
IP video
Sell
complementary
product lines

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Note: Not drawn to scale
Accelerating the Growth Opportunity
10–12%
12–16%
FY’05–10 CAGR
Head-end Systems
Set Top Boxes
Data & Voice CPE
Video Head-ends
Set Top Boxes
System Integration
International Expansion
Quadruple Play Integration
Networked Digital Home
Cable
Cable
Telco / IPTV
Telco / IPTV
Synergies
Synergies

12 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential

1
© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Additional Information About The Merger and
Where To Find It
In connection with the proposed merger and required shareholder approval, Scientific-Atlanta, Inc. (the
“Company” ) has filed with the SEC a preliminary proxy statement and will file with the SEC a definitive proxy statement that will contain important information about the merger. The proxy statement will be mailed to the shareholders of the Company. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by contacting the Company at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044, (770) 236-5000 or
online at http://www.sciatl.com.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the preliminary proxy statement referenced above, which was filed with the SEC on December 7, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary proxy statement, as well as the definitive proxy statement regarding the merger that the Company will file with the SEC.
In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at
http://www.cisco.com/go/investors .

13 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential